SASCO 2005-S1
Credit Risk Manager Report
November 2005
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell,or hold that or any other security.The Report is based upon information provided to The Clayton Fixed Income Services by third parties and therefore Clayton cannot, and does not, warrant that the information contained in this Report is accurate or complete.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


Table of Contents

Section One 	Executive Summary
Section Two 	Loan-Level Report
Section Three	Prepayment Premium Analysis
Section Four 	Loss Report
Section Five 	Analytics

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Section One
Executive Summary
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S1 Executive Summary November 2005
Transaction Summary
Closing Date: 03/01/2005
Depositor: Structured Asset Securities Corporation
Trustee(s): U.S. Bank
Master Servicer: Aurora Loan Services Master Servicer
Servicer(s): Aurora Loan Services, Chase Home Finance, Countrywide,
	     GMAC Mortgage,Ocwen Financial Services, Option One Mortgage, Wells Fargo/ASC,Wells Fargo Bank, N.A.
Mortgage Insurer(s): United Guaranty Residential Insurance Company Delinquency Reporting Method: OTS1

Collateral Summary
			Closing Date	9/30/2005(2)	9/30/2005 as a
							Percentage of Closing
							Date

Collateral Balance 	$576,667,450 	$405,730,821 	70.35%

Loan Count 		11,983		8,927		74.50%

1OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Clayton by the servicers on a monthly basis.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


Collateral Statistics
					Loan Count 	Summed Balances
First Payment Default 			6		$732,750
Early Payment Defaults*			30		$1,895,590
Multiple Loans to One Borrower		424		$13,041,271

*A default that occurs on the second or third scheduled payment


Prepayment Premium Analysis

Prepayment Premium Issues

In the 11/25/2005 remittance,73 loans with active prepayment premium flags were paid off. The servicers remitted premiums for 71 of these loans totaling $127,052.Premiums were also remitted for 11 loans without active flags totaling $20,900.

The amount of prepayment premiums remitted by the servicers totaled $147,952 and that same amount was remitted to the P Class. We inquired with a servicer regarding two loans that paid off with active flags but did not have premiums remitted.

Loss Analysis

High Loss Amounts and/or High Loss Severities
During the 11/25/2005 distribution cycle this security experienced 18 realized losses totaling $510,081. Eight of these losses resulted from loans that were charged off and the remaining losses were relatively small satisfaction fees which totaled $247.No losses passed at a severity above 115 percent during this cycle.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Section Two

Loan-Level Report
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved. Loan-Level Report Definitions
FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower.Clayton Fixed Income Services Inc. uses this date to calculate delinquencies.
Valuation:Represents what is believed to be the most accurate known value of a property based on
Clayton Fixed Income Services Inc.'s internal formulas. Several value appraisals may exist for a believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.
Liquidation Date: Clayton Fixed Income Services Inc.'s internal estimate of the date on which the proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain):Clayton Fixed Income Services Inc.'s internal estimate of the loss (or gain) that experience if it liquidates on the Liquidation Date.
Delinquency Status:Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:
C369
F
The contractually due payment arrived on time.
The contractually due payment had not arrived within thirty days.
The contractually due payment had not arrived within sixty days.
The contractually due payment had not arrived within ninety days.
The property is in the process of foreclosure.
The property is real estate owned (REO).
The mortgage has either liquidated or been paid off.
R0
Delinquency Method:The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S1 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1223566665 4/1/2007 6104520 $560,000
148.89%
$140,000
$139,784
BPO
6/20/2005
CCCC36FF9
Monitor - BK
$700,000
$470,000
$139,784
99.84%
20.00%
29.74%
12/1/2004
4/1/2005
bankruptcy is dismissed.
NY
709
Default Reason: (Unknown)
12/6/2005 The borrower filed for Chapter 7 bankruptcy protection on 10/5/2005. We will ensure that the servicer does not pursue foreclosure with negative equity if the
11/7/2005 Clayton is awaiting a response from the servicer regarding why it is foreclosing on this property with negative equity to pursue.
10/7/2005 The servicer initiated foreclosure on the property securing this loan on 8/4/2005. The most recent BPO values the property at $470,000 and the senior lien balance insurance company. We will also ensure that the servicer follows the necessary guidelines set forth by the pool insurance policy regarding foreclosure. is reported as $560,000. We have asked the servicer why it is foreclosing on this loan when there is negative equity to pursue, and if they had approval from the GA 12/1/2004 BPO $389,000 10.00% $38,900 $38,877 $311,200 2/1/2006 C36FF99FF
6104700
97.24% $38,877 4/28/2005 Monitor $360,000 99.94% 10.79% 1/1/2005 631
Default Reason: (Unknown)
12/6/2005 The servicer indicated that the borrower filed for bankruptcy in June 2005, and foreclosure proceedings were halted. This property is not REO. 11/7/2005 Clayton is awaiting a response from the servicer as to whether or not it has taken this property REO.
9/8/2005
10/7/2005 The borrower filed for bankruptcy on 6/28/2005 and the foreclosure is on hold. The servicer indicated that a new equity estimate would be performed when the bankruptcy is dismissed. A field in the data files the servicer provides to Murrayhill includes an REO start date of 7/7/2005. We have inquired with the servicer as to why this date is included when the loan is not coded in REO.
The borrower filed for bankruptcy on 6/28/2005 and the foreclosure has been put on hold. The servicer indicated that a new equity estimate would be performed when the bankruptcy is dismissed.
7/15/2005 Murrayhill asked the servicer for an equity analysis on this loan because it appears they are pursuing foreclosure without significant equity. 1223566665 5/1/2006 6104941 $0
0.00%
$45,505
$0
Appraisal
6/14/2005
3C3C30000
Monitor
$227,527
$228,000
$0
0.00%
19.99%
0.00%
12/1/2004
4/1/2005
GA
632
Default Reason: (Unknown)
11/7/2005 Clayton is awaiting a response from the trustee regarding mortgage insurance coverage for this loan.
9/2/2005
10/7/2005 It appears the servicer accepted proceeds prior to liquidating this loan at a loss. We asked the servicer why this loan passed a loss because it appears that it was 100 percent covered by mortgage insurance. It responded that according to its records, insurance coverage did not exist for this loan. We have contacted the trustee in order to confirm insurance coverage, and are awaiting a response.
It appears that this loan accepted proceeds before liquidating at a loss, we have asked Aurora why this loan passed a loss because it appears that it was 100 percent covered by mortgage insurance.
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S1 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1223566665 10/1/2006 6105346 $424,450
212.04%
$106,100
$105,674
BPO
7/12/2006
CCCCCCC36
Monitor
$530,620
$250,000
$105,674
99.59%
19.99%
42.26%
1/1/2005
7/1/2005
CA
706
Default Reason: (Unknown)
12/5/2005 This loan was added to the Watchlist because the property securing it has declined in value by 53 percent since origination.
3/1/2006 6105475 $140,000
151.12%
$26,250
$26,241
BPO
8/9/2005
369999999
Monitor - BK
$175,000
$110,000
$26,241
99.96%
15.00%
23.85%
12/1/2004
12/1/2004
GA
682
Default Reason: (Unknown)
11/7/2005 Clayton asked the servicer to consider charging off this loan because the senior lien balance is greater than the current property value.
2/1/2006 6105651 $0
0.00%
$27,000
$0
Sale Price
8/26/2005
369FFRR00
Monitor
$270,000
$159,000
$0
0.00%
10.00%
0.00%
1/1/2005
12/1/2004
GA
677
Default Reason: (Unknown)
12/6/2005 The servicer responded that because it held both the first and second liens, both loans were foreclosed on at the same time. The REO funds were received and already been addressed with master servicing in October, and a new preliminary billing will be sent. Clayton is awaiting this reversal. posted to the second lien. A billing was completed to the trust but it was for the full payoff including the first lien. A correction reversing the trust billing has
11/7/2005 Clayton is awaiting the servicers response regarding why it took this property REO with negative equity to pursue.
9/8/2005
10/7/2005 The servicer took this property REO on 7/6/2005. The most recent appraisal, dated 4/12/2005, valued the property at $179,000 and the senior lien balance is reported at $216,000. We have asked the servicer why it took this property REO with a negative equity position.
The servicer took this property REO on 7/6/2005.
7/15/2005 This loan was added to the Watchlist because it is a first payment default.
5/1/2006 6106918 $700,000
85.25%
$131,250
$131,250
BPO
4/6/2005
69FFFFRRR
Monitor
$875,000
$975,000
$24,617
18.75%
15.00%
13.46%
12/1/2004
11/1/2004
CO
674
Default Reason: (Unknown)
12/6/2005 A list price is still not available for this REO property, we have inquired with the servicer.
10/7/2005 The servicer took this property REO on 8/4/2005. We will monitor for a listing price.
A foreclosure ending date of 8/3/2005 is mentioned in the data supplied to Murrayhill, we will monitor for further details. 9/8/2005
4/11/2005 This second lien has been added to the Watchlist because it is 89 days delinquent. This loan was originated as a cash-out refinance for a single-family primary home with low documentation. There is an unpaid principal balance of $131,250.
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S1 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
10/1/2006 6107073 $595,000
103.37%
$170,000
$170,000
BPO
9/13/2005
69FFFFFFF
Monitor
$850,000
$740,000
$170,000
100.00%
20.00%
22.97%
12/1/2004
11/1/2004
NY
717
Default Reason: (Unknown)
11/7/2005 The servicer indicated that it is reviewing why this loan is in foreclosure. We are monitoring.
Based on our inquiry, the servicer has indicated that this loan was in foreclosure by accident. We will continue to monitor. 9/8/2005 foreclosure. 7/15/2005 There does not appear to be sufficient equity to pursue foreclosure. Murrayhill asked the servicer for an equity analysis to determine why they are pursuing
4/11/2005 This second lien was originated as a purchase, for a three-family home, with no documentation. There is an unpaid principal balance of $170,000. 1223566665 8/1/2006 6108214 $178,500
104.08%
$76,500
$76,500
BPO
4/11/2005
C3699FFFF
Monitor
$255,000
$245,000
$0
0.00%
30.00%
31.22%
2/1/2005
1/1/2005
CO
686
Default Reason: (Unknown)
11/7/2005 Clayton is awaiting the servicers response to whether or not it has the insurance company's approval to foreclose on this property.
9/8/2005 The servicer initiated foreclosure on 7/20/2005 and this loan is a first payment default. We asked the servicer if it had been given approval to foreclose by the insurance company.
7/15/2005 This loan was added to the Watchlist because it is a first payment default.
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S1 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
4/1/2006 6100384 $520,000
94.19%
$130,000
$129,929
BPO
9/14/2005
36FFFFRR
Monitor
$650,000
$690,000
$81,106
62.38%
20.00%
18.83%
1/1/2005
1/1/2005
CA
668
Default Reason: (Unknown)
12/6/2005 Clayton is monitoring for a list price to be set for this REO property.
11/7/2005 The servicer took this property REO on 9/12/2005.
10/7/2005 The servicer initiated foreclosure on 5/16/2005. The latest BPO,dated 4/19/2005, values the property at $670,000. There appears to be sufficient equity to foreclose.
The latest BPO values the property at $670,000 on 4/19/2005.There appears to be sufficient equity to foreclose. 9/8/2005
7/15/2005 Murrayhill requested an updated valuation to determine if there is sufficient equity to pursue foreclosure.
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S1 Loan-Level Report Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6100435 $17,600
$17,336
BPO
6/8/2005
$88,000
$45,000
20.00%
38.52%
10/1/2004
3/1/2005
KS
641
Default Reason: (Unknown)
11/7/2005We have asked the servicer to consider charging off this loan as there appears to be negative equity to pursue.
10/7/2005 The property securing this loan has declined in value by 49 percent since origination.
6100444 $30,000
$29,416
BPO
8/31/2005
$150,000
$195,000
20.00%
15.08%
6/1/2004
12/1/2004
FL
729
Default Reason: (Unknown)
12/6/2005 This loan was added to the Watchlist because it is in foreclosure and is located in a FEMA disaster area. Clayton will continue to monitor this loan. 6101104 $20,000
$19,991
BPO
8/31/2005
$80,500
$65,000
24.84%
30.75%
12/1/2004
12/1/2004
MI
662
Default Reason: (Unknown)
12/6/2005 We are awaiting a servicer response regarding the decision to foreclose with negative equity.
11/7/2005 The servicer appears to be foreclosing on the property securing this loan and there appears to be negative equity to pursue. We asked the servicer why it is taking this action.
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Est. Liq. Date 1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
$70,400
194.96%
$17,336
98.50%
$120,000
76.62%
$0
0.00%
$60,500
123.83%
$19,991
99.95%
Delinquency
Status
10/1/2006 CCC369999
Monitor
4/1/2006 36FFFFFFF
Monitor
11/1/2006 369999FFF
Monitor
SASCO 2005-S1 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6/1/2006 6102802 $148,000
121.66%
$37,000
$36,935
BPO
9/14/2005
CCCCC3FFF
Monitor
$185,000
$152,000
$36,935
99.82%
20.00%
24.29%
12/1/2004
5/1/2005
MO
604
to pursue.
Default Reason: (Unknown)
12/6/2005This loan was added to the Watchlist because it appears in foreclosure with negative equity. We have asked the servicer why it is foreclosing with negative equity
LA 11/1/2004 BPO $100,000 $20,000 20.00% $80,000 $19,982 6102814 8/1/2006
3369FFFFF
95.22% $19,982 7/25/2005 Monitor $105,000 99.90% 19.03% 1/1/2005 605
Default Reason: (Unknown)
12/6/2005 The senior lien holder has estimated a foreclosure sale date of 12/16/2005.
11/7/2005 The servicer initiated foreclosure on 6/21/2005, however foreclosure has been delayed because this property is located in a FEMA disaster area.
This property is included in the FEMA disaster area caused by Hurricane Katrina. Murrayhill is monitoring to ensure that the servicer adheres to its policies. 9/1/2005
7/1/2006 6102884 $102,400
106.65%
$25,600
$25,585
BPO
5/24/2005
36FFFF999
Monitor - BK
$128,000
$120,000
$25,585
99.94%
20.00%
21.32%
11/1/2004
12/1/2004
KY
609
Default Reason: (Unknown)
12/6/2005 The servicer is attempting to obtain an updated BPO, we will continue to monitor.
11/7/2005 There are no updates currently available regarding the motion for relief.The borrowers bankruptcy has not yet been confirmed.
There appears to be marginal equity to pursue. The borrower filed for Chapter 7 bankruptcy on 8/2/2005, and a motion for relief was filed on 10/4/2005.9/8/2005

7/15/2005 Murrayhill asked the servicer to provide a net present value for this property. It appears that there is not sufficient equity to pursue foreclosure.
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S1 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
7/1/2006 6102916 $132,000
110.71%
$33,000
$32,971
BPO
6/16/2005
C36F99FFF
Monitor
$165,000
$149,000
$32,971
99.91%
20.00%
22.12%
11/1/2004
1/1/2005
OK
611
Default Reason: (Unknown)
12/6/2005 The servicer is monitoring the senior lien holders foreclosure sale. We have asked the servicer to stop advances on this loan based on the negative equity position.
11/7/2005The senior lien holder was granted relief, no foreclosure sale date is set.
10/7/2005The borrower filed Chapter 7 bankruptcy on 6/12/2005. The senior lien holder has filed a motion for relief. There does not appear to be any equity to pursue.
The senior lien holder has filed a motion for relief. There does not appear to be any equity to pursue. 9/8/2005
7/15/2005 Murrayhill asked the servicer to provide an updated valuation to determine if there is sufficient equity to pursue foreclosure.
3/1/2006 6102986 $296,000
129.37%
$74,000
$73,892
BPO
7/1/2005
3CC3FFFFF
Monitor
$370,000
$285,900
$73,892
99.85%
20.00%
25.84%
11/1/2004
3/1/2005
GA
615
Default Reason: (Unknown)
11/7/2005 We are awaiting a servicer response regarding why it is foreclosing with negative equity. We asked the servicer to consider charging off this loan. This loan was added to the Watchlist because it is in foreclosure with negative equity. We have asked the servicer to consider charging off this loan. 9/1/2005 11/1/2006 6103027 $92,000
120.38%
$23,000
$22,965
BPO
8/30/2005
CCCC3FFFF
Monitor
$115,000
$95,500
$22,965
99.84%
20.00%
24.04%
12/1/2004
4/1/2005
OH
617
Default Reason: (Unknown)
12/6/2005 The senior lien has been brought current by the borrower,the servicer is trying to workout reinstatement with the borrower for this lien as well. 11/7/2005 This loan is coded as being in foreclosure with negative equity to pursue. We will verify whether this loan is indeed in foreclosure, or if the senior lien is foreclosing.
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S1 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6/1/2006 6103058 $127,120
100.55%
$31,780
$31,751
BPO
6/17/2005
CC3FFFFFF
Monitor
$158,900
$158,000
$31,751
99.90%
20.00%
20.09%
12/1/2004
2/1/2005
WY
619
Default Reason: (Unknown)
12/6/2005 The borrower is attempting to set up a payment plan with the servicer.

11/7/2005 No foreclosure sale date has been set, Clayton will continue to monitor.
9/8/2005
10/7/2005 The servicer has been in contact with the borrower regarding loss mitigation options. The borrower has indicated that they are not able to reinstate this loan. We will continue to monitor.
The servicer is discussing loss mitigation options with the borrower, we will continue to monitor.
3/1/2006 6103458 $328,000
111.20%
$82,000
$82,000
Int. Est.
6/30/2005
C999F9FFF
Monitor
$410,000
$368,680
$82,000
100.00%
20.00%
22.24%
11/1/2004
10/1/2004
VA
643
Default Reason: (Unknown)
12/6/2005 We have inquired with the servicer regarding the senior lien holders foreclosure sale results.
monitor. 11/7/2005 According to comments on the servicers system, a foreclosure sale was held on 10/7/2005. No details are available regarding the results, we will continue to
10/7/2005 The borrower has contacted the servicer repeatedly regarding reinstatement. A foreclosure sale has been scheduled for 10/7/2005.
We are monitoring for a BPO value to be reported for this property. 8/4/2005 7/15/2005 This loan was added to the Watchlist because it is a first payment default.
8/1/2006 6103884 $0
0.00%
$63,000
$0
Int. Est.
6/30/2005
CCCCCCC30
Active
$315,000
$257,163
$0
0.00%
20.00%
0.00%
11/1/2004
7/1/2005
MA
672
Default Reason: (Unknown)
12/2/2005 This loan was paid off during the 11/25/2005 cycle with an active prepayment flag. We have asked the servicer why a premium was not remitted to the trust for this loan.
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S1 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
2/1/2006 6103951 $312,000
159.17%
$78,000
$77,970
BPO
6/8/2005
369FFFFFF
Monitor
$390,000
$245,000
$77,970
99.96%
20.00%
31.82%
12/1/2004
12/1/2004
TX
678
Default Reason: (Unknown)
12/6/2005 The servicer indicates that the senior lien was referred to a foreclosure attorney,and that advances have been stopped for this loan. 10/10/2005The servicer indicated that it released servicing of the senior lien on 5/5/2005 with a balance of $311,000. Foreclosure is being pursued by the junior lien, and a BPO valuing the property at $245,000 was completed on 6/8/2005.We have posted a follow up question to the servicer requesting further details and to stop foreclosure.
8/4/2005
10/7/2005 We are awaiting a response from the servicer regarding why it is foreclosing on this property with negative equity. We have also asked it to consider charging off this loan.
We have asked the servicer why it is foreclosing on this property with negative equity.We have also asked it to consider charging off this loan.
7/15/2005 Murrayhill asked the servicer to provide an updated valuation to determine if there is sufficient equity to pursue foreclosure.
11/1/2006 6104161 $0
0.00%
$52,000
$0
Int. Est.
6/30/2005
CCCCCCCC0
Active
$260,000
$254,037
$0
0.00%
20.00%
0.00%
11/1/2004
10/1/2005
MA
729
this loan.
NY
Default Reason: (Unknown)
12/2/2005 This loan was paid off during the 11/25/2005 cycle with an active prepayment flag. We have asked the servicer why a premium was not remitted to the trust for
12/1/2004 BPO $365,000 $73,000 20.00% $292,000 $73,000 6104168 12/1/2006
6999FFFFF
137.73% $73,000 7/20/2005 Monitor $265,000 100.00% 27.54% 11/1/2004 732
Default Reason: (Unknown)
11/7/2005 Clayton asked the servicer to stop advances for this loan because of its negative equity position.
9/8/2005
10/7/2005 A new BPO was performed on 7/20/2005 which valued the property at $265,000. However, the senior lien balance is listed as $292,000. We asked the servicer to consider charging off this loan, and it responded that it does not charge off second liens until the senior lien liquidates. We are working with them on this issue and have asked the servicer to stop advances for this loan.
A new BPO was performed on 7/20/2005 which valued the property at $265,000. However, the senior lien balance is listed as $292,000. We have asked the servicer to consider charging off this loan.
We are monitoring for an updated BPO value to be performed on this property. 8/4/2005
4/11/2005 This loan has been added to the Watchlist because it is a second lien that is 89 days delinquent and is a first payment default. According to the servicer's site, the borrower has been delinquent on payments, and the servicer sent a letter to the borrower on 3/17/2005 to request foreclosure.
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S1 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
4/1/2006 6108722 $266,400
215.69%
$66,600
$65,775
Appraisal
9/12/2005
CCC369999
Monitor
$333,000
$154,000
$65,775
98.76%
20.00%
42.71%
9/1/2004
3/1/2005
GA
690
regarding this issue.
Default Reason: (Unknown)
12/5/2005This loan was added to the Watchlist because the property securing it has declined in value by 54 percent since origination. We have inquired with the servicer
TX 5/1/2004 Appraisal $205,000 $41,000 20.00% $164,000 $40,664 6108796 2/1/2006
99999999
153.88% $40,664 10/25/2005 Monitor - BK $133,000 99.17% 30.57% 11/1/2004 695
Default Reason: (Unknown)
12/6/2005 Based on our inquiry, the servicer has submitted this loan for charge off approval.
asked the servicer to consider charging off this loan. 11/7/2005 Clayton requested that the servicer perform an updated valuation for this property, and the new value indicates a decline of 35 percent since origination. We have 10/13/2005 This loan is 270 days delinquent and does not have an updated valuation. We are researching this issue.
1223566665 7/1/2006 6109456 $493,000
115.99%
$87,000
$86,960
BPO
10/20/2005
99999999
Monitor
$580,000
$500,000
$82,852
95.23%
15.00%
17.39%
11/1/2004
11/1/2004
MN
668
Default Reason: (Unknown)
11/7/2005 Based on our inquiry, the servicer indicates that it is performing an equity analysis. We are monitoring this loan for charge off.
10/7/2005 The senior lien balance for this loan is greater than the property value reported in the most recent BPO. We asked the servicer to consider charging off this loan,
8/4/2005 The senior lien balance for this loan is greater than the property value reported in the most recent BPO. We have asked the servicer to consider charging off this and it responded that an equity analysis would be done.
loan.
5/1/2006 6111068 $500,000
102.18%
$200,000
$200,000
Appraisal
10/24/2005
99999999
Monitor
$700,000
$685,000
$157,000
78.49%
28.57%
29.19%
12/1/2004
11/1/2004
AZ
639
Default Reason: (Unknown)
11/7/2005 This loan is in first payment default. Clayton is monitoring.
9/8/2005
10/7/2005 This loan is a first payment default, and a notice of intent was sent out on 3/21/2005. We have asked the servicer to obtain an updated BPO to determine the equity position.
This loan is a first payment default, a notice of intent was sent out on 3/21/2005.
7/15/2005 This loan was added to the Watchlist because it is a first payment default.
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S1 Loan-Level Report Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6111198 $87,800
$87,694
BPO
5/11/2005
$439,000
$500,000
20.00%
17.53%
9/1/2004
12/1/2004
CA
643
Default Reason: (Unknown)
12/6/2005The servicer is pursuing foreclosure and there appears to be equity to pursue.
11/7/2005 The servicer initiated foreclosure on 9/22/2005.
10/7/2005 We have asked the servicer to obtain an updated BPO in order to gain an accurate equity estimate.
6111410 $60,000
$59,930
BPO
7/12/2005
$300,000
$305,000
20.00%
19.64%
11/1/2004
2/1/2005
TX
628
Default Reason: (Unknown)
12/6/2005 This loan was added to the Watchlist because it is in foreclosure and is located in a FEMA disaster area. Clayton will continue to monitor this loan. 6111457 $8,500
$8,484
BPO
5/9/2005
$85,000
$58,000
10.00%
14.62%
12/1/2004
12/1/2004
MI
670
Default Reason: (Unknown)
12/6/2005Clayton asked the servicer for an update regarding when this loan will be charged off.
10/7/2005 The senior lien balance for this loan is greater than the property value reported in the most recent BPO. Based on our inquiry, the servicer has agreed to charge off
8/4/2005 The senior lien balance for this loan is greater than the property value reported in the most recent BPO. We have asked the servicer to consider charging off this this loan.
loan.
6111987 $52,500
$52,393
Appraisal
7/11/2005
$350,000
$204,000
15.00%
25.68%
12/1/2004
2/1/2005
OR
720
Default Reason: (Unknown)
12/6/2005 The senior lien balance of $280,000 for this property is $76,000 greater than the $204,000 property value according to the most recent appraisal. Clayton asked the servicer to consider charging off this loan.
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Est. Liq. Date 1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
$351,200
87.77%
$32,053
36.50%
$240,000
98.33%
$55,163
91.93%
$68,000
131.86%
$8,484
99.80%
$280,000
162.93%
$52,393
99.79%
Delinquency
Status
8/1/2006 699999FF
Monitor
5/1/2006 CC36999FF
Monitor
7/1/2006 69999999
Monitor
6/1/2006 CC3699999
Monitor

Section Three
Prepayment Premium Analysis
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Reconciliation for Prepayment Premiums for SASCO 2005-S1
Mortgage Data Through: October 31, 2005


Section 1: Prepayment premiums remitted to the P Class by the trustee.
This information is taken from the Statement to Certificateholders prepared by the trustee.

					Trustee Remittance Date
Class 	  25-Nov-05    25-Oct-05  25-Sep-05  25-Aug-05   25-Jul-05   25-Jun-
05
P Class   $147,952     $178,448   $208,944   $173,377    $152,885    $124,209

Section 2: Prepayment premiums collected by the servicers and remitted to the trustee.This information is reported to Clayton by the servicers each month.

					Trustee Remittance Date
Servicer  25-Nov-05    25-Oct-05  25-Sep-05  25-Aug-05   25-Jul-05   25-Jun-05
Total	  $147,952     $178,448	  $208,425   $173,377    $152,885    $124,209

Section 3: Reconciliation of the amounts remitted to the P class by the trustee and the amounts remitted by the servicers to the trustee.


Amount remitted to the P Class: 		$147,952

Amount remitted by the servicers: 		$147,952

Difference: 				        $      0


Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


Aggregate Paid-Off Loans Report for SASCO 2005-S1
Mortgage Data Through: October 31, 2005

Trustee Remittance Date: 	 25-Nov-05  25-Oct-05  25-Sep-05   25-Aug-05

Loans with Active Prepayment
Flags with Premiums
Remitted (A)			   71 		79	      88       65

				   11		 7	       8       11

Total Loans with
Premiums Remitted (B) 		   82		86	      96       76

Loans with Active Prepayment
Flags (C) 			   73		81            90       67

Loans without Prepayment Flags
with Premiums Remitted		   11  		7              8       11



Subtotal (D) 			   84  		88            98       78



Premiums Remitted for Loans with
Active Prepayment Flags (A/C) 	  97.26%  	97.53%     97.78%   97.01%


Total Loans with Premiums
Remitted to the Subtotal (B/D)	  97.62%  	97.73%     97.96%   97.44%

Total Paid-Off Loans (E) 	  440    	350         468	       355

Total Loans with Premiums
Remitted to the Total Paid-Off
Loans (B/E) 			  18.54%  	24.57%     20.51%   21.41%


Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


Paid-Off Loan Exception Report for SASCO 2005-S1
Mortgage Data Through: October 31, 2005


									TOTAL
Total Paid-Off Loans with Flags 					79
Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the
Note)*									1

Loans that Contained a Clause Allowing Prepayment
Premiums to be Waived at the Time of Liquidation*			0


Loans That were liquidated from REO Status				0

Loans with Discrepancies between the Data File and the Note*		0

Defaulted Liquidated Loans that Could Not Have Premiums
Collected because of the Acceleration of the Debt*			0

Loans that were Liquidated Through Loss Mitigation Efforts*		2

Total Paid-Off Loans with Active Prepayment Flags (C) 			73

Other Exceptions:

Paid-Off Loans that Did Not have Premiums Collected because
of State Statutes							3
Paid-Off Loans with Active Prepayment Flags that Did Not
Have Premiums Remitted							2


* These categories are mutually exclusive.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


Paid-Off Loans With Prepayment Flags for SASCO 2005-S1
Mortgage Data Through: October 31, 2005
Loan    Delin-	Origi-	  PPP   Expir-      Pay-     Payoff   PPP   St-  %
of
Number 	quency	nation	  Flag  ation       off      Date     Remit-
ate PPP to
	String	Date	        Date        Balance	      ted       Payoff
6103884*CCCCCCC30 9/24/2004 2 	9/24/2006   $64,484  10/7/2005	$0	MA
0%
6104161*CCCCCCCC0 10/12/20042 	10/12/2006  $51,819  10/26/2005	$0	MA
0%
6103238**CCCCCCCC0 9/30/2004 0 	9/30/2004   $14,904  10/12/2005	$234	MN
2%
6100442**CCCCCCCC0 5/1/2004  0 	5/1/2004    $57,503  10/10/2005	$2,297
	CA 4%
6100679**CCCCCCCC0 5/1/2004  0 	5/1/2004    $32,444  10/17/2005	$1,553
	NV 5%
6100485**CCCCCCCC0 6/1/2004  0 	6/1/2004    $97,922  10/7/2005	$4,210
	CA 4%
6100735**CCCCCCCC0 6/1/2004  0 	6/1/2004    $67,053  10/20/2005	$2,673
	CA 4%
6100627**CCCCCCCC0 6/1/2004  0 	6/1/2004    $32,852  10/24/2005	$1,674
	FL 5%
6100727**CCCCCCCC0 7/1/2004  0 	7/1/2004    $71,759  10/13/2005	$2,699
	CA 4%
6100598**CCCCCCCC0 7/1/2004  0 	7/1/2004    $45,901  10/26/2005	$2,014
CA 4%
6100524**CCCCCCCC0 7/1/2004  0 	7/1/2004    $36,795  10/6/2005	$1,764
CA 5%
6100560**CCCCCCCC0 7/1/2004  0 	7/1/2004    $17,315  10/6/2005	$868	KY
5%
6110064**CCCCCCCC0 9/23/2004 0 	9/23/2004   $24,227  10/5/2005	$913	AZ
4%
6108807	CCCCCCCC0 6/28/2004 2 	6/28/2006   $24,035  10/31/2005	$901	FL
4%
6100777	CCCCCCCC0 8/1/2004  2 	8/1/2006    $73,427  10/5/2005	$2,929
	CA 4%
6111272	CCCCCCCC0 8/26/2004 2 	8/26/2006   $25,083  10/6/2005	$1,245
	AZ 5%
6100726	C3CCCCCC0 9/1/2004  2 	9/1/2006    $31,965  10/17/2005	$1,273
	CA 4%
6103758	CCCCCCCC0 9/15/2004 2 	9/15/2006   $41,942  10/18/2005	$1,686
	FL 4%
6103515	CCCCCCCC0 9/17/2004 2 	9/17/2006   $26,268  10/11/2005	$1,119
	FL 4%
6102963	CCCCCCCC0 9/22/2004 2 	9/22/2006   $35,699  10/10/2005	$1,614
	FL 5%
6109124	CCCCCCCC0 9/23/2004 2 	9/23/2006   $13,066  10/12/2005	$259	OH
2%
6103375	CCCCCCCC0 9/23/2004 2 	9/23/2006   $55,840  10/11/2005	$2,427
	FL 4%
6103990	CCCCCCCC0 9/24/2004 2 	9/24/2006   $24,212  10/24/2005	$847	FL
3%
6103673	CCCCCCCC0 9/24/2004 2 	9/24/2006   $20,821  10/21/2005	$815	AL
4%
6111167	CCCCCCCC0 9/27/2004 2 	9/27/2006   $86,283  10/28/2005	$3,591
	CA 4%
6104119	CCCCCCCC0 9/27/2004 2 	9/27/2006   $39,618  10/3/2005	$1,491
	NH 4%
6102828	CCCCCCCC0 9/27/2004 2 	9/27/2006   $26,194  10/19/2005	$1,188
	ID 5%
6109213	CCCCCCCC0 9/28/2004 2 	9/28/2006   $50,624  10/10/2005	$1,006
	VA 2%
6102109	CCCCCCCC0 9/28/2004 2 	9/28/2006   $29,997  10/19/2005	$1,140
	AZ 4%
6109155	CCCCCCCC0 9/29/2004 2 	9/29/2006   $51,976  10/3/2005	$1,029
	VA 2%
6102320	CCCCCCCC0 9/29/2004 2 	9/29/2006   $103,226 10/25/2005	$3,708
	CA 4%
6102129	CCCCCCCC0 9/30/2004 2 	9/30/2006   $32,761  10/5/2005	$1,310
	AZ 4%
6103222	CCCCCCCC0 9/30/2004 2 	9/30/2006   $42,859  10/17/2005	$1,588
	CA 4%
6103292	CCCCCCCC0 9/30/2004 2 	9/30/2006   $31,309  10/25/2005 $1,409	FL
5%
6104401	CCCCCCCC0 9/30/2004 2 	9/30/2006   $18,869  10/20/2005	$778	NV
4%
6102181	CCCCCCC30 10/1/2004 2 	10/1/2006   $42,739  10/13/2005	$1,709
	CA 4%
6102115	CCCCCCCC0 10/4/2004 2 	10/4/2006   $30,059  10/31/2005	$1,507
	CT 5%
6102222	CCCCCCCC0 10/5/2004 2 	10/5/2006   $56,470  10/13/2005	$2,034
	CA 4%
6103959	CCCCCCCC0 10/5/2004 2 	10/5/2006   $43,283  10/17/2005	$1,486
	AZ 3%
6103937	CCCCCCCC0 10/6/2004 2 	10/6/2006   $23,355  10/11/2005	$949	FL
4%
6103359	CCCCCCCC0 10/7/2004 2 	10/7/2006   $29,203  10/24/2005	$1,227
	AZ 4%
6111251	CCCCCCCC0 10/8/2004 2 	10/8/2006   $76,350  10/4/2005	$3,787
	FL 5%
6103822	CCCCCCCC0 10/8/2004 2 	10/8/2006   $116,371 10/19/2005	$4,451
	CA 4%
6103904	CCCCCCCC0 10/8/2004 2 	10/8/2006   $27,304  10/17/2005	$1,099
	FL 4%
6104161	CCCCCCCC010/12/2004 2 	10/12/2006  $51,819  10/26/2005	$1,064
	MA 2%
6102584	CCCCCCCC010/13/2004 2 	10/13/2006  $67,579  10/10/2005	$2,566
	CA 4%
6103824	CCCCCCCC010/13/2004 2 	10/13/2006  $89,446  10/4/2005	$3,553
	CA 4%
6103164	CCCCCCCC010/14/2004 2 	10/14/2006  $36,509  10/12/2005	$1,532
	FL 4%
6104125	CCCCCCCC010/14/2004 2 	10/14/2006  $65,187  10/20/2005	$1,312
	MA 2%
6102744	CCCCCCCC010/15/2004 2 	10/15/2006  $76,564  10/18/2005	$2,998
	CA 4%
6104302	CCCCCCCC010/15/2004 2 	10/15/2006  $56,676  10/21/2005	$1,736
	MA 3%
6102489	CCCCCCCC010/18/2004 2 	10/18/2006  $35,143  10/28/2005	$1,263
FL 4%
6103121	CCCCCCCC010/21/2004 2 	10/21/2006  $27,818  10/12/2005	$1,183
	AZ 4%
6104340	CCCCCCCC010/22/2004 2 	10/22/2006  $34,572  10/26/2005	$1,312
	CA 4%
6103324	CCCCCCCC010/25/2004 2 	10/25/2006  $19,739  10/19/2005	$842	FL
4%
6102553	CCCCCCCC010/26/2004 2 	10/26/2006  $53,262  10/31/2005	$2,025
	CA 4%
6103779	CCCCCCCC010/26/2004 2 	10/26/2006  $25,103  10/31/2005	$974	ID
4%
6111266	CCCCCCCC010/29/2004 2 	10/29/2006  $25,044  10/31/2005	$248	GA
1%
6102476	CCCCCCCC010/29/2004 2 	10/29/2006  $32,995  10/31/2005	$1,253
	OR 4%
6102474	CCCCCCCC0 11/3/2004 2 	11/3/2006   $32,595  10/14/2005	$1,374
	AZ 4%
6102406	CCCCCCCC0 11/5/2004 2 	11/5/2006   $24,275  10/12/2005	$250	OH
1%
6100297	CCCCCCC0 11/23/2004 2 	11/23/2006  $69,520  10/20/2005	$2,499
	CA 4%
6100379	CC36FFF0 11/24/2004 2 	11/24/2006  $126,747 10/6/2005	$4,577
	CA 4%
6100232	CCCCCC30 11/30/2004 2 	11/30/2006  $48,974  10/6/2005	$2,059
	AZ 4%
6100205	CCCCCCC0 11/30/2004 2 	11/30/2006  $37,826  10/27/2005	$1,588
	AZ 4%
6100133	CCCCCCC0 11/30/2004 2 	11/30/2006  $26,080  10/5/2005	$522	VA
2%
6100343	CCCCCCC0 12/2/2004  2 	12/2/2006   $98,675  10/7/2005	$3,943
	CA 4%
6100146	CCCCCCC0 12/2/2004  2 	12/2/2006   $27,884  10/5/2005	$1,171
	FL 4%
6100264	CCCCCCC0 12/9/2004  2 	12/9/2006   $56,266  10/18/2005	$2,363
	CA 4%
6100369	CCCCCCC0 12/10/2004 2 	12/10/2006  $118,508 10/4/2005	$4,978
	CA 4%
6100214	CCCCCCC0 12/10/2004 2 	12/10/2006  $39,816  10/7/2005	$1,591
	FL 4%
6108810	CCCCCCCC0 7/2/2004  3 	7/2/2007    $49,208  10/17/2005	$1,801
	FL 4%
6108741	CCCCCCCC0 7/7/2004  3 	7/7/2007    $82,356  10/26/2005	$2,775
	CA 3%
6111084	CCCCCCCC0 8/31/2004 3 	8/31/2007   $59,315  10/7/2005	$2,906
	CA 5%
6103046	CCCCCCCC0 9/20/2004 3 	9/20/2007   $19,163  10/28/2005	$869	FL
5%
6103011	CCCCCCCC0 9/23/2004 3 	9/23/2007   $34,404  10/19/2005	$1,337
	CA 4%
6111074	CCCCCCCC0 9/24/2004 3 	9/24/2007   $61,712  10/25/2005	$2,811
	CA 5%
6103493	CCCCCCCC0 9/24/2004 3 	9/24/2007   $57,764  10/13/2005	$2,455
	AZ 4%
6104404	CCCCCCCC0 9/28/2004 3 	9/28/2007   $32,334  10/28/2005	$1,162
	CA 4%
6104365	CCCCCCCC0 9/30/2004 3 	9/30/2007   $37,560  10/18/2005	$1,358
	AZ 4%
6111263	CCCCCCCC0 10/1/2004 3 	10/1/2007   $37,710  10/18/2005	$1,874
	NV 5%
6111192	CCCCCCCC0 10/4/2004 3 	10/4/2007   $100,132 10/26/2005	$3,673
	CA 4%
6104387	CCCCCCCC0 10/4/2004 3 	10/4/2007   $19,852  10/20/2005	$918	FL
5%
6103270	CCCCCCCC0 10/18/20043 	10/18/2007  $17,167  10/24/2005	$734	AZ
4%

* Awaiting Servicer Response.
**Prepayment Premium collected without a prepayment flag.


Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Section Four
Loss Report
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S1 Historical Monthly Losses
Losses Through: October 31, 2005

Date		Loan Loss Amount	Loss Percentage

11/25/2005	$510,080.69		0.09%

10/25/2005	$205,120.54		0.04%

9/25/2005	$23,219.14		0.00%

8/25/2005	$41,429.13		0.01%

7/25/2005	$39,222.81		0.01%

6/25/2005	$131,640.41		0.02%

5/25/2005	$0.00			0.00%

4/25/2005	$0.00			0.00%

3/25/2005	$0.00			0.00%

Totals:		$950,712.72		0.16%

*The loss percentage is a calculation of the total monthly loss as a percentage of the original balance of the security.

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Loss Percentage
0.09%
0.04%
0.00%
0.01%
0.01%
0.02%
0.00%
0.00%
0.00%
0.16%
SASCO 2005-S1 Loss Reconciliation Report Trustee Remittance Date: November 25, 2005
Remittance Statement
11/25/2005
Loss Loan Number
6102009
6102185
6102394
$26
$23
$44
$52,982 6102549
6102625
6102689
$92,068
$26
Summary
Loan-Level Losses: $510,081
Subsequent Losses:
Subsequent Gains:
Monthly Security Loss:
Losses Remitted:
Difference:
Loan-Level Loss Report
Loss Loan Number
6102173
6102230
6102436
$23
$23
$29,100
$72,984 6102592
6102626
6102964
$23
$11,890
Loan-Level Loss Report
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Loan Number
6102182
6102250
6102533
6102612
6102660
6109927
Total:
$510,081
$0
$0
$510,081
$510,081
$0
Loss
$46,480
$23
$13
$83,341
$23
$120,988
$510,081
SASCO 2005-S1 Loss Report Losses Through: October 31, 2005
November 25, 2005
Loan Number
6102009
6102173
6102182
6102185
6102230
6102250
6102394
6102436
6102533
6102549
6102592
6102612
6102625
6102626
6102660
6102689
6102964
6109927
Servicer Total:
Distribution Date Total:
Orig. LTV
20% CA
State Orig. Date
9/24/2004
20% 9/28/2004 CA
20% 9/28/2004 CO
20% 10/1/2004 CA
20% 9/30/2004 CA
20% 10/12/2004 CA
35% 10/29/2004 MO
20% 10/20/2004 MO
20% 10/15/2004 IL
20% 9/8/2004 CO
20% 9/17/2004 TX
20% 10/29/2004 CO
20% 11/3/2004 CA
20% 10/20/2004 CA
20% 10/12/2004 CA
20% 10/20/2004 CA
20% 9/23/2004 WI
20% 9/22/2004 TX
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Loss
$26
Original Amt Months Orig Appraisal Value Decline Delinquent Advances
-12.76%
22.50%
$58,800
$294,000
$40,000
$200,000
0.00%
-21.27%
$44,000
$220,000
$45,000
$225,000
-18.32%
-14.94%
$58,000
$290,000
$67,000
$335,000
-18.17%
3.64%
$25,000
$72,000
$27,980
$139,900
-20.70%
-14.90%
$45,000
$225,000
$51,000
$255,000
-14.28%
-8.62%
$70,000
$350,000
$80,000
$400,000
-1.14%
-5.32%
$87,000
$435,000
$87,138
$435,690
-20.73%
-25.63%
$106,000
$530,000
$140,400
$702,000
-19.25%
-11.91%
$35,800
$179,000
$116,000
$580,000
$1,184,118
$1,184,118
$0 5
$0 5
$4773 11
$0 4
$0 6
$0 4
$0 4
$2167 8
$0 5
$3567 8
$5423 8
$7221 10
$7592 9
$0 10
$0 5
$0 5
$0 7
$5192 5
Severity
0.04%
$23 0.06%
$46,480 105.64%
$23 0.05%
$23 0.04%
$23 0.03%
$44 0.18%
$29,100 104.00%
$13 0.03%
$52,982 103.89%
$72,984 104.26%
$83,341 104.18%
$92,068 105.83%
$23 0.03%
$23 0.02%
$26 0.02%
$11,890 33.21%
$120,988 104.30%
43.08% $510,081
SASCO 2005-S1 Loss Report Losses Through: October 31, 2005
October 25, 2005
Loan Number
6105651
6100108
6100263
6102007
6102134
6102156
6102174
6102232
6102233
6102287
6102347
6102504
6102575
6102583
6102607
6102619
6102685
6102687
6103440
6111047
Servicer Total:
Orig. LTV
10% GA
State Orig. Date
11/12/2004
37% 12/6/2004 TX
20% 12/13/2004 CA
15% 11/11/2002 CA
20% 10/6/2004 CA
20% 10/4/2004 IL
20% 9/29/2004 FL
20% 10/8/2004 FL
20% 9/30/2004 CA
20% 10/6/2004 CA
20% 9/30/2004 CA
20% 10/26/2004 AZ
20% 10/22/2004 CA
20% 10/29/2004 CA
20% 11/1/2004 CA
20% 11/2/2004 CA
20% 10/22/2004 CA
20% 10/22/2004 CA
20% 9/30/2004 SC
20% 8/22/2004 NV
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved. Original Amt Months Orig Appraisal Value Decline Delinquent Advances
$27,000
$270,000
$25,000
$67,000
$56,000
$280,000
$42,000
$280,000
$33,180
$165,900
$36,000
$180,000
$40,651
$203,255
$58,400
$292,000
$59,200
$296,000
$85,500
$427,500
$126,471
$632,354
$36,918
$184,589
$64,000
$320,000
$67,000
$335,000
$75,600
$378,000
$84,000
$420,000
$135,000
$675,000
$136,000
$680,000
$22,700
$113,500
$124,000
$620,000
$1,334,620
Loss
$30,125 $0 10 -41.11%
$905 8 -23.88%
$0 9 5.35%
$0 8 56.25%
$0 4 -20.62%
$0 6 -24.85%
$0 6 -15.58%
$0 8 12.15%
$0 6 -15.66%
$0 5 -20.53%
$0 7 -24.00%
$0 5 -26.71%
$0 5 -21.27%
$0 7 -25.89%
$0 6 5.15%
$0 4 -21.00%
$0 8 -35.23%
$0 5 -29.43%
$1470 8 2.20%
$10246 10 -25.47%
Severity
111.57%
$26,122 104.49%
$8 0.01%
$24 0.06%
$14 0.04%
$53 0.15%
$54 0.13%
$54 0.09%
$3 0.01%
$28 0.03%
$28 0.02%
$48 0.13%
$28 0.04%
$28 0.04%
$26 0.03%
$28 0.03%
$28 0.02%
$26 0.02%
$14,803 65.21%
$134,078 108.13%
SASCO 2005-S1 Loss Report Losses Through: October 31, 2005
$205,606 8.16% $2,518,738 Distribution Date Total:
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S1 Loss Report Losses Through: October 31, 2005
Loss
$23,219
September 25, 2005
Loan Number
Original Amt Months Orig Appraisal Value Decline Delinquent Advances Orig. LTV 24% $1191 9 -3.98%
Severity
116.10% TX
State Orig. Date
4/16/2004 6108689 $20,000
$82,000
$20,000 Servicer Total:
0.91% $23,219 $2,538,738 Distribution Date Total:
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S1 Loss Report Losses Through: October 31, 2005
Loss
$14,496
August 25, 2005
Loan Number
Original Amt Months Orig Appraisal Value Decline Delinquent Advances Orig. LTV 20% $0 6 0.20%
Severity
31.86% GA
State Orig. Date
10/14/2004 6104941
$0 10 $26,933 -63.27% 110.83% 15% 10/29/2004 GA 6105252
$45,505
$227,527
$24,300
$162,000
$69,805 Servicer Total:
1.59% $41,429 $2,608,543 Distribution Date Total:
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S1 Loss Report Losses Through: October 31, 2005
Loss
$39,223
July 25, 2005
Loan Number
Original Amt Months Orig Appraisal Value Decline Delinquent Advances Orig. LTV 20% $0 10 -2.92%
Severity
104.32% TX
State Orig. Date
10/19/2004 6102510 $37,600
$188,000
$37,600 Servicer Total:
1.48% $39,223 $2,646,143 Distribution Date Total:
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S1 Loss Report Losses Through: October 31, 2005
Loss
$29,183
June 25, 2005
Loan Number
Original Amt Months Orig Appraisal Value Decline Delinquent Advances Orig. LTV 20% $1268 11 13.79%
Severity
100.63% AZ
State Orig. Date
10/19/2004 6102444
$1307 11 $31,974 0.00% 100.55% 20% 10/28/2004 CO 6102466
$29,000
$145,000
$31,800
$159,000
$3203 11 $70,483 8.57% 100.69% 20% 10/18/2004 FL 6102593 $70,000
$350,000
$130,800 Servicer Total:
4.74% $131,640 $2,776,943 Distribution Date Total:
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


Section Five
Analytics
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


SASCO 2005-S1 FICO Distribution by Status
Mortgage Data Through: October 31, 2005

FICO	Delinquency	Percentage
550	Current		0
570	Current		0
570	Paid Off	0
580	Current		0.002
580	Delinquent	0.006
580	Paid Off	0.001
590	Current		0.005
590	Delinquent	0.019
590	Paid Off	0.005
600	Current		0.018
600	Delinquent	0.036
600	Paid Off	0.016
610	Current		0.029
610	Delinquent	0.116
610	Paid Off	0.025
620	Current		0.044
620	Delinquent	0.119
620	Paid Off	0.039
630	Current		0.06
630	Delinquent	0.061
630	Paid Off	0.055
640	Current		0.063
640	Delinquent	0.088
640	Paid Off	0.059
650	Current		0.059
650	Delinquent	0.066
650	Paid Off	0.068
660	Current		0.069
660	Delinquent	0.055
660	Paid Off	0.077
670	Current		0.076
670	Delinquent	0.077
670	Paid Off	0.079
680	Current		0.08
680	Delinquent	0.061
680	Paid Off	0.084
690	Current		0.08
690	Delinquent	0.033
690	Paid Off	0.081
700	Current		0.069
700	Delinquent	0.044
700	Paid Off	0.069
710	Current		0.06
710	Delinquent	0.055
710	Paid Off	0.064
720	Current		0.055
720	Delinquent	0.041
720	Paid Off	0.058
730	Current		0.049
730	Delinquent	0.028
730	Paid Off	0.043
740	Current		0.04
740	Delinquent	0.044
740	Paid Off	0.043
750	Current		0.037
750	Delinquent	0.017
750	Paid Off	0.038
760	Current		0.034
760	Delinquent	0.014
760	Paid Off	0.031
770	Current		0.027
770	Delinquent	0.006
770	Paid Off	0.024
780	Current		0.02
780	Delinquent	0.006
780	Paid Off	0.02
790	Current		0.013
790	Delinquent	0.008
790	Paid Off	0.01
800	Current		0.007
800	Paid Off	0.007
810	Current		0.002
810	Paid Off	0.002
820	Current		0.001
820	Paid Off	0

Status		# of Loans	Average		Std. Deviation
Current		8,565		686		48.119
Delinquent	362		661		47.242
Paid Off	3,022		687		46.467
Total:		11,949

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S1 Loan-to-Value Distribution by Status
Mortgage Data Through: October 31, 2005

LTV	Delinquency	Percentage
0	Current		0.001
0	Paid Off	0.004
0.1	Paid Off	0.166
0.1	Current		0.141
0.1	Delinquent	0.066
0.2	Current		0.812
0.2	Paid Off	0.775
0.2	Delinquent	0.843
0.3	Paid Off	0.053
0.3	Delinquent	0.086
0.3	Current		0.045
0.4	Paid Off	0.002
0.4	Delinquent	0.006
0.4	Current		0.001
0.5	Current		0

Status		# of Loans	Average		Std. Deviation
Current		8,565		0.975		0.051
Delinquent	362		0.984		0.039
Paid Off	3,022		0.967		0.056
Total:		11,949

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S1 Balance Distribution by Status
Mortgage Data Through: October 31, 2005

Balance	Delinquency	Percentage
0	Current		0.001
10000	Current		0.048
10000	Delinquent	0.025
20000	Current		0.226
20000	Delinquent	0.218
30000	Current		0.226
30000	Delinquent	0.227
40000	Current		0.134
40000	Delinquent	0.11
50000	Current		0.097
50000	Delinquent	0.088
60000	Current		0.071
60000	Delinquent	0.061
70000	Current		0.058
70000	Delinquent	0.058
80000	Current		0.034
80000	Delinquent	0.047
90000	Current		0.033
90000	Delinquent	0.03
100000	Current		0.022
100000	Delinquent	0.022
110000	Current		0.016
110000	Delinquent	0.03
120000	Current		0.013
120000	Delinquent	0.017
130000	Current		0.007
130000	Delinquent	0.014
140000	Current		0.005
140000	Delinquent	0.006
150000	Current		0.003
150000	Delinquent	0.008
160000	Current		0.002
160000	Delinquent	0.006
170000	Current		0.001
170000	Delinquent	0.008
180000	Current		0.002
180000	Delinquent	0.003
190000	Current		0
190000	Delinquent	0.003
200000	Current		0.002
200000	Delinquent	0.014
210000	Current		0
240000	Current		0
240000	Delinquent	0.003
250000	Current		0
270000	Delinquent	0.003
280000	Current		0
300000	Current		0
320000	Current		0
350000	Current		0
400000	Current		0

Status		# of Loans	Average		Std. Deviation
Current		8,565		45,112.14	30,697.92
Delinquent	362		53,440.26	41,525.40
Total:		8,927

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S1 Mortgage Term Distribution by Status
Mortgage Data Through: October 31, 2005
Mortgage Term	Delinquency	Percentage
120	Current		0
120	Paid Off	0
180	Paid Off	0.636
180	Current		0.609
180	Delinquent	0.613
240	Delinquent	0.039
240	Current		0.018
240	Paid Off	0.02
360	Paid Off	0.344
360	Current		0.373
360	Delinquent	0.348

# of Loans	Other	120	180	240	360
11,949		0	5	7,363	225	4356

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S1 Mortgage Purpose Distribution
Mortgage Data Through: October 31, 2005


Origination Statistics		Current Loans


Purpose			Number		Percentage
Cash-out refinance 	1,248		10.4%
Purchase		10,139		84.6%
Rate/term refinance 	532		4.4%
Home Improvement 	0		0.0%
Other			64		0.5%
Total			11,983		100%

Purpose			Number		Percentage
Cash-out refinance 	843		9.8%
Purchase		7,296		85.2%
Rate/term refinance 	383		4.5%
Home Improvement 	0		0.0%
Other			43		0.5%
Total			8,565		100%

Delinquent Loans

Purpose			Number		Percentage
Cash-out refinance 	36		9.9%
Purchase		309		85.4%
Rate/term refinance 	16		4.4%
Home Improvement 	0		0.0%
Other			1		0.3%
Total			362		100%

Paid Off Loans

Purpose			Number		Percentage
Cash-out refinance 	366		12.1%
Purchase		2,504		82.9%
Rate/term refinance 	132		4.4%
Home Improvement 	0		0.0%
Other			20		0.7%
Total			3,022		100%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S1 Ownership Distribution by Status
Mortgage Data Through: October 31, 2005

Ownership Type	Delinquency	Percentage
Investment Home	Current		0.235
Investment Home	Delinquent	0.133
Investment Home	Paid Off	0.266
Primary Home	Current		0.741
Primary Home	Delinquent	0.859
Primary Home	Paid Off	0.703
Second Home	Current		0.024
Second Home	Delinquent	0.008
Second Home	Paid Off	0.031

Title		# of Loans
Investment Home	2,867
Primary Home	8,778
Second Home	304
Total:		11,949

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S1 Delinquent Balance Over Time
Mortgage Data Through: October 31, 2005
AsOfDate   30 Days	60 Days	    90 Days	Foreclosure	REO
2/28/2005  2841029.21	982004.78   0		0		0
3/31/2005  4616130.66	2333432.97  1448319.82	30310.02	0
4/30/2005  3581337.99	2613406.91  2758607.1	586894.38	0
5/31/2005  4517476.9	1628746.3   3368866.83	1708592.09	0
6/30/2005  4720332.25	2463624.42  3880553.49	2324695.69	0
7/31/2005  6136758.54	2464228.96  5415873.21	2462074.78	27000
8/31/2005  4842496.34	3658784.8   4832137.53	3158062.76	158250
9/30/2005  4877514.08	2551920.22  7063894.42	2972355.25	261179
10/31/2005 6004922.49	2608809.36  7143776.58	3326688.22	261179

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S1 Delinquent Count Over Time
Mortgage Data Through: October 31, 2005

AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
2/28/2005	46	14	0	0		0
3/31/2005	95	37	20	1		0
4/30/2005	69	47	41	8		0
5/31/2005	92	35	51	22		0
6/30/2005	79	43	62	36		0
7/31/2005	115	37	91	37		1
8/31/2005	89	61	86	50		2
9/30/2005	99	40	121	54		2
10/31/2005	122	55	125	58		2

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S1 Conditional Prepayment Rates
Mortgage Data Through: October 31, 2005
Date	Distribution Date	CPR	3-Month MA 6-Month MA 12-Month MA
10/31/2005	11/25/2005	50.30%	46.67%	   42.53%
9/30/2005	10/25/2005	41.80%	43.18%	   38.77%
8/31/2005	9/25/2005	47.58%	42.96%	   36.87%
7/31/2005	8/25/2005	39.87%	38.07%
6/30/2005	7/25/2005	41.14%	34.02%
5/31/2005	6/25/2005	32.90%	30.13%
4/30/2005	5/25/2005	27.28%
3/31/2005	4/25/2005	30.10%
2/28/2005	3/25/2005	16.38%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.